BioLargo

We Make Life Better

A Sustainable Technology Incubator

Overview for Stockholder's Meeting

May 23, 2018

Stock Symbol: BLGO Westminster, CA

Safe Harbor Statement

The statements contained herein, which are not historical, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, the risks and uncertainties included in BioLargo's current and future filings with the Securities and Exchange Commission, including those set forth in BioLargo's Annual Report on Form 10-K. This presentation includes estimates of market size, revenue per client site and revenue based upon customer adoption rates. All such statements are forward-looking statements and, although based upon assumptions the Company believes to be reasonable, are not projections of actual revenue or earnings which may be substantially less. There can be no guaranty that any national account customer adopts the use of our products and we cannot predict the adoption rate, if any, by our customers and potential customers. Revenue per customer site may be affected by many factors, including but not limited due to distribution, price competition, fluctuating supplier pricing, size, population density, location and weather.

Two Active, Two in Development – All Large Opportunities

BioLargo
We Make Life Better

In Development

AOS
Advanced Oxidation System

CLYRA
Medical Technologies Inc

Commercial

ONM Odor-No-More™

CupriDyne® CLEAN

BioLargo
Engineering, Science & Technologies

Platform Technology Incubator

BioLargo
We Make Life Better

- 17 patents issued, 5 pending
- Approximately $13 Million invested in product development
- We incubate platforms to market-readiness, then:
  - ✓ Licensure
  - ✓ Joint Venture
  - ✓ IP Sale
  - ✓ Direct-to-Market



OCTANe
High Tech Innovation Awards
an OCTANe Signature Event
2017 WINNER

The Iodine Cycle – Nature Shows Us the Way!



O₂
O₃
Reactive Iodine Species
I⁻
hv
Precipitation
Iodine Used As Essential Nutrient
Iodocarbons
(e.g. CH₃I, CH₂I₂)
I₂
Seaweed / Kelp
Phytoplankton
I⁻
IO₃⁻
Organic Matter
All-Natural Iodine Cycle

Collaborations, Grants, Awards

(>55 government grants)

Growth Strategy

BioLargo
We Make Life Better

"We Make Life Better"

AOS
Advanced Oxidation System

CLYRA
Medical Technologies Inc

CupriDyne® CLEAN



INVENT
PROVE
PARTNER

CupriDyne CLEAN



Odor & VOC Control

Offered by: Odor No More®, Inc.

A BioLargo® portfolio company

BioLargo
We Make Life Better

Symbol:BLGO

Safe Harbor Statement

The statements contained herein, which are not historical, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including, but not limited to, the risks and uncertainties included in BioLargo's current and future filings with the Securities and Exchange Commission, including those set forth in BioLargo's Annual Report on Form 10-K. This presentation includes estimates of market size, revenue per client site and revenue based upon customer adoption rates. All such statements are forward-looking statements and, although based upon assumptions the Company believes to be reasonable, are not projections of actual revenue or earnings which may be substantially less. There can be no guaranty that any national account customer adopts the use of our products and we cannot predict the adoption rate, if any, by our customers and potential customers. Revenue per customer site may be affected by many factors, including but not limited due to distribution, price competition, fluctuating supplier pricing, size, population density, location and weather.

First Major Commercial Success – CupriDyne Clean Industrial Odor & VOC Control

BioLargo
We Make Life Better

"Finally a product that actually works"

- landfill operator

- Market entry requires customer trust
- Word is out; sales expanding
- 3 National Purchasing Agreements with top solid waste companies.
- Currently expanding our sales and distribution staff to meet demand.
- **New Design, Build, Install Opportunities underway with our engineering team**



ONM Odor-No-More™

CupriDyne Clean® Industrial Odor Control

BioLargo
We Make Life Better

- **Eliminates VOCs, ammonia, sulfur compounds, mercaptans, fatty acids**
- **No masking**
- **Breaks down odors via oxidation**
- **Non-toxic, non-sensitizing**
- **Fragrances are optional**

CupriDyne Clean application	Dilution factor	Time after application	Odor intensity (1-5)
None	10:1	60 minutes	5
Mist	10:1	60 minutes	1-2
Spray	10:1	60 minutes	1-2
Mix	10:1	60 minutes	1-2


CupriDyne
CLEAN

Why CupriDyne Clean®

BioLargo
We Make Life Better

- ✓ Safe & Easy to Use
- ✓ Environmentally Friendly
- ✓ Wide Range of Efficacy & Applications
- ✓ Prevents evaporation and sublimation & the loss of Nitrogen for enhanced fertilizer value
- ✓ Global Opportunity

dpr Department of Pesticide Regulation

After reviewing the additional information you provided on December 16, 2016, the Department of Pesticide Regulation determined that the product *CupriDyne Clean*, is not a pesticide. This letter

Cost savings of 25% - 50% for customers


BioLargo

CupriDyne Clean in Action!








WATER

CupriDyne Clean in Action!







CupriDyne Clean in Agriculture

BioLargo
We Make Life Better

Overhead and exhaust duct misting for odor elimination and livestock respiratory health









ONM Odor-No-More™

Rapid Adoption in the USA

BioLargo
We Make Life Better

- 3 of top 7 Solid Waste companies signed National Purchasing Agreements
- Sales growing - 100% per quarter in 2017
- Systematic Adoption 2018
- Featured in WEF Odor Conference 2018
  - "best practices" for flagship water utility



Utilization of best business practices

During this approach, the odor team utilized the best business practices across the organization and implemented a unified approach for odor prevention at both plants, within the collection system, and during maintenance and construction projects. The following assets and tools are the examples of best practices that were deployed for achieving odor complaint reduction (Fig. 3):

⇨

A. Odor Boss: a mobile platform that generates a vapor to neutralize and treat the air with an iodine solution (Fig. 3);
B. Odor control chemical atomizer, which reduces odor employing an iodine solution at the source with a low-pressure chemical/water feed and minimal chemical and energy consumption; Chemical and biological scrubbers at both plants;
C. Smoke testing to see exactly where the odor originates;
D. Infrared optical gas imaging camera; and
E. Nasal Ranger which is a portable olfactometer.

Market Opportunity – Landfills

BioLargo
We Make Life Better

Site Type	Potential sites (US Market)[1]	Potential revenue per site per year[2]	3% market share	5% market share	10% market share	20% market share
Landfills	**1,900**	$120,000	$6,840,000	$11,400,000	$22,800,000	$45,600,000

- **Approximately 275 landfills operated by our NPA clients**

[1]"Municipal Solid Waste Landfills - Economic Impact Analysis for the Proposed New Subpart to the New Source Performance Standards" (2014), by U.S. Environmental Protection Agency Office of Air and Radiation and Office of Air Quality Planning and Standards
[2]Annual revenues are estimated based on our experience with existing customers. Revenue per facility may be affected by many factors, including size, population density, location and weather.
**Market share calculations are meant to illustrate the opportunity, and are not forecasted revenues*

ONM Odor-No-More™

Market Opportunity – Transfer Stations

BioLargo
We Make Life Better

Site Type	Potential sites (US Market)[1]	Potential revenue per site per year[2]	3% market share	5% market share	10% market share	20% market share
Transfer Stations	**7,600**	$48,000	$10,944,000	$18,240,000	$36,480,000	$72,960,000

- **Approximately 300 transfer stations operated by our NPA clients**

[1] The top 5 Waste Management companies in the US, as of 2011, operated 624 transfer stations, and 565 landfills. "Municipal Solid Waste Landfills - Economic Impact Analysis for the Proposed New Subpart to the New Source Performance Standards" (2014), by U.S. Environmental Protection Agency Office of Air and Radiation and Office of Air Quality Planning and Standards. This is a ratio of 1:4 (landfill to transfer stations). The estimated number of transfer stations is this ratio multiplied by the approximate 1,900 total landfills, and rounded.

[2] Annual revenues are estimated based on our experience with existing customers. Revenue per facility may be affected by many factors, including size, population density, location and weather.

**Market share calculations are meant to illustrate the opportunity, and are not forecasted revenues*

ONM Odor-No-More™

Market Opportunity – Wastewater Treatment Plants

BioLargo
We Make Life Better

Site Type	Potential sites (US Market)[1, 2]	Potential revenue per site per year[3]	3% market share	5% market share	10% market share	20% market share
Wastewater Treatment Plants (WWT)	**15,000**	$48,000	$21,600,000	$36,000,000	$72,000,000	$144,000,000

[1] "Failure to Act, The Economic Impact of Current Investment Trends in Water and Wastewater Treatment Infrastructure" (2011), by American Society of Civil Engineers and Economic Development Research Group.
[2] Figure includes treatment facilities owned and operated by municipalities, as well as those owned and/or operated by private entities contracting with municipalities.
[3] Annual revenues are estimated based on our experience with existing customers. Revenue per facility may be affected by many factors, including size, population density, location and weather.
**Market share calculations are meant to illustrate the opportunity, and are not forecasted revenues*

ONM Odor-No-More™

Testimonies

A single application from a water truck mitigated excessive odors for FIVE days at a windrow composting facility.

- NY Compost Facility

A 30-day trial through a transfer station misting system eliminated odors from food waste at 10 feet.

- CA Transfer Station

A single application with a water truck at the working face on wastewater sludge was all it took to prove how effective the product is.

- FL Landfill Operation

Successfully eliminated complaints from the neighbors at a wastewater treatment plant through perimeter misting.

- CA Wastewater Plant









BioLargo Engineering – World-Class Talent

- Veterans from Shaw and CB&I with 200+ years field experience
- **First 10+ clients under contract (small)**
- Internal and external work
- Synergy with ONM (multiple bids outstanding)

➢ **See www.biolargoengineering.com for full list of services**

BLEST Success

- $678M biofuels production plant- BLEST under contract as "owner's engineer"
- $1.3 Bid Requested for Major Oil Company
- +40 Projects in the Queue / Bids Out
- Projecting Positive Cash Flow – Near Term



BioLargo
Engineering, Science & Technologies

Track Record

- **Substantial DOD & DOE Work**
- **Project leadership in Katrina Recovery & Haiti rebuilding efforts**
- **Developed technology solution to eliminate Anthrax from notable US landmark buildings**
- Developed ammonium bicarbonate technology for fertilizer
- Developed technology for control of mercury emissions from coal-fired power plants
- Hazardous Waste (RCRA) Permitting and USEPA compliance testing on an energetic (explosive) materials incineration system for Picatinny Arsenal
- Leadership in largest Dioxin remediation project

Advanced Wound Care – Disrupter in $18 Billion Global Market[1]

BioLargo
We Make Life Better

- **Commercial Focus Awaiting FDA approval**
  - (Office Combination Products in Process)

- **Second product to file soon FDA 510 (k)** (more in pipeline)

- **'The gold standard – without the collateral damage'**

  - ❖ Infection Control
  - ❖ Disinfection for Chronic Wounds
  - ❖ Regenerative Skin Therapy

CLYRA
Medical Technologies Inc

- Hydrogels, dressings, liquids – **proven Non-Cytotoxic,** safe, broad-spectrum antimicrobials. No bacterial resistance. Efficacy proven.

[1]From: https://www.marketsandmarkets.com/Market-Reports/wound-care-market-371.html?gclid=CL_d9K-andYCFReSfgodMGoF-Q

Clyra Advantage – Best-in-class Comparison

BioLargo
We Make Life Better

Silver dressings vs. Clyra dressings

Attribute	Silver Dressings	CLYRA Dressings
Cost	Expensive	Less than ½ the cost*
Bacterial Resistance	Controversial	None Known
Delivered in Dosage	Yes	Yes
Delivery Method	Impregnated	Impregnated
Staining	Yes	No
Toxic	Yes	No
Fungicidal	No	Yes
Nutrient	No	Yes
Release Duration	Long	Immediate, with Sustained Efficacy
Copper Release	No	Yes
Effective Against Biofilm	**No**	**Yes**

*Confidential

Clyra Execution Strategy


Invent product and License into Clyra
Patent
Capitalize (staged)
FDA Approval
Clinical Work to Expand Marketing
Spin-Off Clyra from BioLargo to Maximize Shareholder Value
We are here – application in process

Advanced Oxidation System (AOS)

BioLargo
We Make Life Better

LOW COST SOLUTION (OPEX AND CAPEX)

LOW POWER CONSUMPTION

ELIMINATES RECALCITRANT CONTAMINANTS



BioLargo® Water CANADA

AOS – Proven Super Oxide Generation

- AOS produces highly reactive *iodine oxides*
- Proven at world-famous Canadian Light Source
- Traditional iodine used in disinfection is in the form of I_2.




53
I
Iodine
126.90447

VS.


IO_4^-
H_5IO_6
IO_3^-

AOS – Proven Super Oxide Generation

BioLargo
We Make Life Better

Molecule	ORP (Volts)	Generated by AOS?	Notes
Free Radical ($OH^{\cdot}$)	2.80	✓	Important in breakdown of organics
Ozone (O_3)	2.07	✕	Very reactive, associated with DBPs
Hydrogen Peroxide (H_2O_2)	1.78	✓	Important in breakdown of organics
IO_4^-	1.59[1]	✓	Well-known oxidizing agent used in disinfection for decades
Chlorine Dioxide (ClO_2)	1.57	✕	
H_5IO_6	1.57[1]	✓	Likely role in decontamination, proof-of-claim in process
Chlorine $(Cl_2)_{aq}$	1.36	✓*	*Generated by AOS when input water contains chlorine
Hypochlorous Acid (HOCl)	0.95	✓*	*Generated by AOS when input water contains chlorine
Sodium Hypochlorite (NaOCl)	0.94	✓*	*Generated by AOS when input water contains chlorine
I_2 (I_3^-)	0.54	✓	Powerful disinfectant, mechanism well-understood
IO_3^-	0.27[1]	✓	

- The AOS generates several highly oxidative iodine oxides IN ADDITION to conventional advanced oxidation products ($OH^{\cdot}$ and H_2O_2)
- [1]Published ORP values can be found at https://www.csun.edu/~hcchm003/321/Ered.pdf

MWD ICP-Sponsored Case Studies

Two Case Studies sponsored by the Metropolitan Water District of Southern California's Innovative Conservation Program (ICP).

➢ Official report on these studies can be found here at ICP's website.

Poultry processing wastewater case study – proved:
- AOS meets US EPA standards for water discharge and USDA standards for safe water reuse
- Lower power consumption claims

Municipal wastewater tertiary treatment case study – proved:
- Lower energy use than incumbent technologies
- Potential to enable cost savings for many municipalities

Poultry Processing Wastewater – Attractive First Market

BioLargo
We Make Life Better

AMERICAS

CORPORATE WATER STEWARDSHIP

Investor pressure mounts on livestock water

- Water scarcity + environmental clamp-down + mounting fines = **attractive beachhead market**
- AOS is potential low-cost solution to market's woes

INVESTOR INTERVENTION

The water stewardship resolution rejected by Tyson Foods this month follows similar investor action at other livestock and meat production firms. The corporate response has been mixed, but pressure continues to mount.

Timeline	Company	Status
2018	Tyson Foods	Water stewardship resolution rejected at the company's AGM. Tyson faced similar interventions in 2015, 2016 and 2017.
2017	Pilgrim's Pride	Settled a $1.4 million lawsuit after violating a Clean Water Act permit in Florida. A group of shareholders have since proposed that Pilgrim's adopt a water stewardship policy.
2016	Hormel Foods	A proposed water stewardship resolution is withdrawn after a positive commitment from the company.
2016	Cargill, JBS, Perdue Farms, and Smithfield Foods	45 institutional investors sent joint letters to leading meat producers, urging action on water pollution.
2016	Sanderson Foods	The company's board rejects a shareholder resolution calling for a water stewardship policy.

Source: Ceres, GWI

Pilot in Poultry Industry – Fall 2018

BioLargo
We Make Life Better

- On-site pilot project at commercial poultry processing facility
- Funding secured (NRC-IRAP): CAD $235,000
- Partner location secured
- Facility does 6,000-8,000 chickens/week






Holding Tank
Screen
Coagulation/ Flocculation
Sand Filtration

Potential AOS Markets

BioLargo
We Make Life Better

Near-term targets

- Agricultural / Livestock / F&B wastewater reuse
- Tertiary municipal wastewater polishing step
- Oil & Gas

Others

- Data centers
- Industrial wastewater
- Storm water
- Pharmaceuticals
- Mining






AOS Development History

BioLargo
We Make Life Better











BioLargo Water: Milestones

Achieved

- Increased flow rates
- Identification of alternative packing materials
- Expansion of scope to include endocrine disruptors, protozoa, and viruses
- Implementation of AOS treatment train

Upcoming

- Pre-commercial pilot on site with Sunworks Farms
- Toxicity studies
- Identification of DBP and any required mitigation strategies
- 3 anticipated manuscripts (published papers)

BioLargo® Water CANADA

Water Treatment Technologies: Development Stages

Stage	Definition	Activities undertaken	Outcome of Each Stage
Applied Research	R&D done in a laboratory setting with view to developing a water treatment technology that can be applied to a real-world application.	Bench-scale tests using pilot reactors and synthetic feed streams to establish Proof of Concept.	Confirming the scientific basis for the technology.
Pilot Stage	A prototype is being tested in the field, in a real-life application.	Pilot Stage testing is typically carried out to gather data on operation under real-world conditions that can be used as design criteria for the scale-up.	Addressing fundamental engineering issues.
Demonstration Stage	To qualify as a demonstration stage, the system must be at a size and scale that would be practical in the real-world target applications and will form part of the formal commercial product offering.	Construction and deployment of the technology (at least 3 installations) in full-scale systems in target applications.	Testing the commercial feasibility of the technology and proving the value proposition with a sample customer.
Early Commercial	The technology is now a 'proven technology, but is not yet widely accepted by end users in the market. At this stage, commercial sales of first-generation units are taking place.	The technology is undergoing improvements and de-bugging and new generations of the technology are being released.	Creating a base of clients and reference projects.

Developed by BlueTech

BioLargo Water CANADA

Typical Commercialization Timelines

Technology Stage	Time needed	Cumulative Total Time	AOS Actual time spent
R&D	Varies (4 to 20+)		4 years
Pilot	(2-4)* years	3* Years	1.5 years
Demonstration	(3-5)* years	7* Years	2 years
Early Commercial	(6-8)* years	14* Years	2 years

*These values developed through a model by BlueTech by analysis of multiple start-up companies

We launched our pilot project in April 2018 (Pilot)

Working on locating funds for this stage ($ 2M US) (Demonstration)

Profitability starts while in this stage ($1 - 2M/year) (Early Commercial)

AOS's Commercialization Timelines


R&D
(2014 – 2018)
Pilot
(2018-2019)
Demonstration Stage
(2019-2021)
Early Commercial
(2021-2023)
Technology diffusion
(2023-2028)
Time to early commercial is 7.5 years

BioLargo Water CANADA

Typical Commercialization Timelines

Company	Year Founded	Current Year	Total time	Stage	Velocity
Voltea	2006	2018	12	Early Commercial	Good Velocity
PTG	2007	2018	11	Early Commercial	Good Velocity
Ostara	2005	2018	13	Early Commercial	Good Velocity
Microvi	2004	2018	14	Early Commercial	Good Velocity
Oxymem	2013	2018	5	Demonstration Scale	Good Velocity
Desalitech	2008	2018	10	Early Commercial	Good Velocity
Water Planet Engineering	2011	2018	7	Early Commercial	Good Velocity
Gradiant	2012	2018	6	Early Commercial	Good Velocity
Altela	2005	2018	13	Early Commercial	Good Velocity
AkVOla	2013	2018	5	Early Commercial	Good Velocity
Axine	2010	2018	8	Demonstration Scale	Good Velocity
Arvia	2007	2018	11	Demonstration Scale	Good Velocity

These values were researched and developed by BlueTech

AOS total time (since 2014) to early commercial =
7.5 years

Poultry Wastewater

- Great success treating water for reuse applications



	Turbidity (NTU)	Total Heterotrophic Count (CFU/mL)	Total Coliforms (CFU/mL)	Fecal Coliforms (CFU/mL)	BOD (ppm)
Stock	647	3.3E+05	3.30E+04	2.90E+04	1300
AOS Bench	16	0	0	0	750
AOS Alpha	5	750	96	67	770

- AOS Alpha Field Pilot for treatment of poultry water initiated

Worked funded by Metropolitan Water District of Southern California's Innovative Conservation Program

First Target Market: Poultry Processing

- Poultry processing = water intensive process
- High costs associated with fresh water consumption and discharge of generated wastewater (high BOD, COD, and TSS)
- Significant potential to treat and recycle water for reuse
- AOS has small footprint, low CAPEX and OPEX costs
- To our knowledge, other water technology companies are not exploring opportunities in the poultry market

Proof of Concept: Protozoa

- Parasite removal by the AOS approaches a 3-log reduction; combination of destruction by the AOS and loss of viability of recovered parasites



A
FITC + PI
PI
B
PI
DAPI
Hoffman Modulation

Figure 1. A. Dead *Giardia* cyst post AOS treatment photographed with FITC+PI and PI alone; B. Dead *Cryptosporidium* oocyst photographed with PI, DAPI and Hoffman Modulation. Images courtesy of Dr. Peter Wallis, Hyperion Research Ltd.

Worked funded by Alberta Innovates MicroVoucher Investment Program

Proof of Concept: Endocrine Disruptors

- 100% removal of naphthenic acids
- Demonstrated removal of antibiotics from wastewater
- Exciting results! Conventional technologies inefficiently removes these compounds

New packing materials and scaffolding

- Graphite Foam
  - Improved performance and durability compared to expanded graphite; ease of packing

POCOGRAPHITE
Thermal Management Material





- Alternative Configurations
  - Improved efficiency
  - Reduced footprint

Financial status

BioLargo
We Make Life Better

Stock Symbol: BLGO	Current Approximate Price: $0.26	Shares Outstanding = 121 Million*	Market Cap: $32M

- Commerce:
  - Two active commercial operations - sales increasing, 3rd target to be online in 2018 - 4th target late 2018/2019
  - Three National Purchasing Agreements expanding; sales and opportunities for design, build & install
  - 2018 Breaking Records- In 2017, product sales increased doubled first 3 qtrs. - adding sales/support staff for national account expansion
  - Target Positive Cash Flow for all operations with Odor / VOC control products
  - Engineering – Bids in process- wins carry to positive cash flow
  - Water- $4 mil. in grant applications pending, with first pilot funded by grant Canadian Federal Gov.
  - Medical – FDA delay for product #1, product #2 about to file 510 (k), and #3 in the pipeline- spin out strategy

- Status
  - Registered Callable Warrants worth approx. $5 million fresh capital
  - Back up financing: Lincoln Park Capital committed to purchase up to $10 million in stock over 3 years (See 8-K)
  - No Toxic Financing –$5.4 million debt to equity conversion
  - Current burn rate: approx. only $300K per month and will reduce w/sales increasing–
  - 4 operating units plus corporate

- Estimated based on Recent Conversion of Debt to Equity

Stock Symbol: BLGO

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA
92683
(949) 643-9540 x2
dc@biolargo.com
www.biolargo.com

BioLargo
We Make Life Better

The BioLargo Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service environmental engineering company that ***makes life better*** by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air and advanced wound care.

BioLargo Engineering, Science & Technologies

BioLargo Water

CLYRA Medical Technologies Inc

ONM Odor-No-More™


Edmonton, Alberta Canada
6020 - 118 Street NW
Edmonton
Oak Ridge, Tennessee USA (Knoxville)
105 Fordham Road
Oak Ridge
Westminster, California, USA (LA / Orange Country)
14921 Chestnut St.
Westminster